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                                                               EXHIBIT 10.1


                         CTRIP.COM INTERNATIONAL LIMITED

                          EMPLOYEES' STOCK OPTION PLAN

1.      Purposes of the Plan

        The purposes of this Plan are:

        (a) to attract and retain the best available personnel for positions of substantial responsibility,

        (b)     to provide additional incentive to Employees, Independent
                Directors and Consultants, and

        (c)     to promote the success of the Company's business.

        Stock Purchase Rights may also be granted under the Plan.

2.      Definitions


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
         "Administrative Committee"              the Board or any of
                                                 its Committees as shall be
                                                 administering the Plan in
                                                 accordance with Section 4
                                                 below. It should be comprised
                                                 of CEO, CFO and members of the
                                                 compensation committee.

         "Applicable Laws"                       the requirements relating to
                                                 the administration of stock
                                                 option plans under any stock
                                                 exchange or quotation system
                                                 on which the Ordinary  Shares
                                                 are listed or quoted and the
                                                 applicable laws of any country
                                                 or jurisdiction where Options
                                                 or Stock  Purchase  Rights are
                                                 granted under the Plan.

         "Board"                                 the Board of Directors of the
                                                 Company.

         "Committee"                             a committee of Directors
                                                 appointed by the Board
                                                 in accordance with Section 4
                                                 below.

         "Company"                               CTRIP.COM INTERNATIONAL
                                                 LIMITED, a company incorporated
                                                 under the laws of Cayman
                                                 Islands.

         "Consultant"                            any person who is engaged by
                                                 the  Company or any Parent or
                                                 Subsidiary to render consulting
                                                 or advisory services to such
                                                 entity.

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
         "Director"                              a member of the Board.

         "Disability"                            any total and permanent
                                                 disability which prevents the
                                                 Service Provider to continue in
                                                 such capacity.

         "Employee"                              any person, including but not
                                                 limited to Directors, employed
                                                 by the Company or any Parent or
                                                 Subsidiary of the Company. A
                                                 Service Provider shall not
                                                 cease to be an Employee in the
                                                 case:

                                                 (i)  any leave of absence
                                                      approved by the Company; or

                                                 (ii) transfers between
                                                      locations of the Company
                                                      or between the Company,
                                                      its Parent, any Subsidiary,
                                                      or any successor.

         "Fair Market Value"                     as of any date, the value of
                                                 Ordinary Shares is determined
                                                 as follows:

                                                 (i) if the Ordinary Shares are
                                                     listed or publicly traded on
                                                     any established stock exchange
                                                     or a national market system,
                                                     its Fair Market Value shall be
                                                     the closing sales price for
                                                     such stock (or the closing bid,
                                                     if no sales were reported) as
                                                     quoted on such exchange or
                                                     system for the last market
                                                     trading day prior to the time
                                                     of determination, as reported
                                                     in The Wall Street Journal or
                                                     such other resource as the
                                                     Administrative Committee deems
                                                     reliable.

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

                                                 (ii) if the Ordinary Shares are
                                                      regularly quoted by a
                                                      principal recognised
                                                      securities dealer but
                                                      selling prices are not
                                                      reported, its Fair Market
                                                      Value shall be the average
                                                      between the high bid and
                                                      low asked prices for the
                                                      Ordinary Shares on the last
                                                      market trading day prior to
                                                      the day of determination;
                                                      or

                                                 (iii) in the absence of an
                                                       established market for the
                                                       Ordinary Shares, the Fair
                                                       Market Value thereof shall
                                                       be determined in good
                                                       faith by the Administrative
                                                       Committee after consultation
                                                       with legal and accounting
                                                       experts as the Administrative
                                                       Committee may deem advisable.

         "Option"                                a stock option granted pursuant
                                                 to the Plan.

         "Option Agreement"                      a written or electronic agreement
                                                 between the Company and an
                                                 Optionee evidencing the terms
                                                 and conditions of an individual
                                                 Option grant. The Option Agreement
                                                 is subject to the terms and
                                                 conditions of the Plan.

         "Option Exchange Program"               a program whereby outstanding Options
                                                 are exchanged for Options with
                                                 a lower exercise price.

         "Optioned Stock"                        the Ordinary Shares subject to an
                                                 Option or a Stock Purchase Right.

         "Optionee"                              The holder of an outstanding Option
                                                 or Stock Purchase Right granted
                                                 under the Plan.

         "Ordinary Shares"                       The ordinary shares of the
                                                 Company.

         "Parent"                                Any entity which holds directly
                                                 or indirectly at least fifty point
                                                 one percent (50.1%) of the voting
                                                 equity of the Company.

         "Plan"                                  This Employees' Stock Option Plan.

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

         "Restricted Stock"                      Shares of Ordinary Shares acquired
                                                 pursuant to a grant of a Stock
                                                 Purchase Right under Section 11
                                                 below.

         "Securities Act"                        the securities exchange legislation
                                                 of any applicable jurisdiction together
                                                 with its amendments.

         "Service Provider"                      an Employee, Director or Consultant.

         "Share" or "Shares"                     a share or shares of the Ordinary
                                                 Shares, as adjusted in accordance
                                                 with Section 12 below.

         "Stock Purchase Right"                  a right to purchase Ordinary Shares
                                                 pursuant to Section 11 below.

         "Subsidiary"                            any entity in which the Company
                                                 holds directly or indirectly fifty
                                                 point one percent (50.1%) or more
                                                 of the voting equity.

         "Tax Law"                               The relevant tax legislation of
                                                 the applicable jurisdiction,
                                                 as amended.

         Except where otherwise indicated by the context, the masculine gender also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

3.       Stock Subject to the Plan

         Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 1,187,510 Shares. At all times during the term of the Plan and while any Option(s) or Stock Purchase Right(s) are outstanding, the Company shall retain as authorized and unissued stock, or as treasury stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

         If an Option or Stock Purchase Right expires or terminates for any reason or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the



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                                                                          Page 5


        Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price and cancelled, such Shares (which will then be authorised but unissued Shares) shall become available for future grant under the Plan.

4.      Administration of the Plan

        (a)     Administrative Committee

                The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with the Applicable Laws.

        (b)     Powers of the Administrative Committee

                Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrative Committee shall have the authority in its discretion:

                (i)     to determine the Fair Market Value;

                (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

                (iii) to determine the number of Shares to be covered by each such award granted hereunder;

                (iv)    to approve forms of agreement for use under the Plan;

                (v) to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Option or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Ordinary Shares relating thereto, based in each case on such factors as the Administrative Committee, in its sole discretion, shall determine;


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                                                                          Page 6

                (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) below instead of Ordinary Shares;

                (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Ordinary Shares covered by such Option has declined since the date the Option was granted;

                (viii)  to initiate an Option Exchange Program;

                (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax law;

                (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrative Committee may deem necessary or advisable; and

                (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

        (c)     Effect of Administrative Committee's Decision

                All decisions, determinations and interpretations of the Administrative Committee pursuant to the provisions of the Plan shall be final conclusive and binding on all Optionees.

5.      Eligibility

        (a)     Stock Purchase Rights may be granted to Service Providers.


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        (b)     Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

6.      Term of Plan

        The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of five (5) years unless sooner terminated under Section 14 below.

7.      Term of Option

        The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than five (5) years from the date of grant thereof.

8.      Option Exercise Price and Consideration

        (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrative Committee.

        (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrative Committee. Such consideration may consist of:

                (i)     cash,

                (ii)    check payable to the order of the Company,

                (iii)   promissory note,

                (iv) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised,


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                                                                          Page 8

                (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or

                (vi)    any combination of the foregoing methods of payment.

        In making its determination as to the type of consideration to accept, the Administrative Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.      Exercise of Option

        (a)     Procedure for Exercise; Rights as a Shareholder

                Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrative Committee and set forth in the Option Agreement. Except in the case of Options granted to Independent Directors and Consultants, Options shall become exercisable at a rate of no less than twenty percent (20%) per year over five (5) years from the date the Options are granted. Unless the Administrative Committee provides otherwise, vesting of Options granted hereunder to Directors shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed exercised when the Company receives:

                (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and

                (ii) full payment for the Shares with respect to which the Option is exercised.

                Full payment may consist of any consideration and method of payment authorised by the Administrative Committee and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorised transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall



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                                                                          Page 9

                issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 below.

                Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b)     Termination of Relationship as Service Provider

                If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrative Committee, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (c)     Disability of Optionee

                If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve
                (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.




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        (d)     Death of Optionee

                If an Optionee dies while being a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e)     Buyout Provisions

                The Administrative Committee may at any time offer to buy out an Option previously granted for a payment in cash or Shares, based on such terms and conditions as the Administrative Committee shall establish and communicate to the Optionee at the time that such offer is made.

10.     Non-Transferability of Options and Stock Purchase Rights

        The Option and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of succession and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.     Stock Purchase Rights

        (a)     Rights to Purchase

                Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrative Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer.




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                                                                         Page 11

        (b)     Repurchase Option

                Unless the Administrative Committee determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrative Committee may determine. Except with respect to Shares purchased Independent Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.

        (c)     Other Provisions

                The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrative Committee in its sole discretion.

        (d)     Rights as a Shareholder

                Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorised transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 below.

12.     Adjustments Upon Changes in Capitalization, Merger or Asset Sale

        (a)     (i) Changes in Capitalization

                Subject to any required action by the shareholders of the Company, the number of shares of Ordinary Shares covered by each outstanding Option or Stock Purchase Right, and the number of shares of Ordinary Shares which have been authorised for



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                issuance under the Plan but as to which no Options or Stock
                Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Ordinary Shares covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Ordinary Shares resulting from a reclassification of the Ordinary Shares, or any other increase or decrease in the number of issued shares of Ordinary Shares effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Ordinary Shares subject to an Option or Stock Purchase Right.

                (ii)    Adjustments for Stock Split, Stock Dividend, Etc.

                For avoidance of doubt, it is further stated if the Company shall at any time increase or decrease the number of its outstanding Shares of Ordinary Shares, or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the stock, then in relation to the Ordinary Shares that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if such Shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (I) the number of shares of Ordinary Shares as to which Options may be granted under the Plan: and (ii) the Shares included in each outstanding Option granted hereunder.

        (b)     Dissolution or Liquidation

                In the event of the proposed dissolution or liquidation of the Company, the Administrative Committee shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrative Committee in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until fifteen
                (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrative Committee may provide that any



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                Company repurchase option applicable to any Shares purchased upon exercise of any Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

        (c)     Merger or Asset Sale

                In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrative Committee shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger of sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Ordinary Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrative Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise



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                                                                         Page 14

                of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Ordinary Shares in the merger or sale of assets.

        (d)     General Adjustment Rules

                If any adjustment or substitution provided for in this Section 12 shall result in the creation of a fractional Share under any Option, the Company shall, in lieu of issuing such fractional Share, pay to the Optionee a cash sum in the amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share otherwise would have been issued.

        (e)     Determination by Incentive Plan Committee

                Adjustments under this Section 12 shall be made by the Administrative Committee whose determinations with regard thereto shall be final and binding upon all parties.

13.     Time of Granting Options and Stock Purchase Rights

        The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrative Committee makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrative Committee. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

14.     Amendment and Termination of the Plan

        (a)     Amendment and Termination

                The Board may at any time amend, alter, suspend or terminate the Plan.

        (b)     Shareholder Approval

                The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

        (c)     Effect of Amendment or Termination


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                                                                         Page 15

                No amendment, alternation, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise in meeting between the Optionee and the Administrative Committee. Termination of the Plan shall not affect the Administrative Committee's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

15.     Conditions Upon Issuance of Shares

        (a)     Legal Compliance

                Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) The payment of cash pursuant to the Plan shall be subject to all Applicable laws, rules and regulations.

        (c)     Investment Representations

                As a condition to the exercise of an Option, the Administrative Committee may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

16.     Inability to Obtain Authority

        The inability of the Company to obtain authority from any regulatory body having jurisdiction shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.     General Reservations

        (a) The Company may require any person to whom an Option is granted, as a condition of exercising such Option or receiving Shares pursuant to the Plan, to give written assurances, in the substance and form satisfactory to the Company and its counsel, to the effect that such person is acquiring the Shares subject to the Option for his own account for investment and not with



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                any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with applicable securities laws.

        (b) The Administrative Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares, which restrictions may survive an Optionee's term of employment with the Company.

18.     Shareholder Approval

        The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

19.     Information to Optionees and Purchasers

        The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

20.     Withholding

        The Company's obligations to deliver Shares upon the exercise of an Option or Stock Purchase Right shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and other tax withholding requirements of applicable jurisdiction.

        At the time an Option is exercised by the Optionee, the Administrative Committee in its sole discretion, may permit the Optionee to pay all such amounts of tax withholding, or any part thereof, by transferring to the Company, or directing the Company to withhold from Shares otherwise issuable to such Optionee, Shares having a value equal Administrative Committee at such time. The value of Shares to be withheld shall be based on the Fair Market Value of the Administrative Committee on the date that the amount of tax to be withheld is to be determined.


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21.     Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Parent or Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

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